Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events
Subsequent Events

Note 21 – Subsequent Events

Dismantling VIE Structure

On August 3, 2021, the Company completed dismantling its VIE structure and began controlling Wangbo, Shangchi Automobile and its subsidiary, Shenzhen Yimao through direct equity ownership instead of a series of contractual arrangements.

The Company began to utilize the VIE structure since 2016 to control Shangchi Automobile because the Guidance Catalogue for Industrial Structure Adjustments (the “Catalogue”), the principal regulation governing foreign ownership of businesses in the PRC, expressly prohibited direct foreign investment over 50% in automobile industry. In 2020, the Catalogue was replaced by the Special Administrative Measures (Negative List) for Foreign Investment Access (the “Negative List”). According to the Negative List, foreign investors may invest fully in the business that Shangchi Automobile is conducting. Therefore, the Company does not need to use VIE structure to control Shangchi Automobile.

The Company previously controlled Wangbo, Shangchi Automobile and Shenzhen Yimao through VIE Agreements. Pursuant to the VIE Agreements, Jiamu had the exclusive right to provide Wangbo consulting services related to business operations including technical and management consulting services. The Company acquired 51% of Wangbo from its shareholders through Jiamu. After the VIE was dismantled, the Company indirectly owns 100% of Wangbo. Wangbo and Jiyi keep owning 51% and 19% of Shangchi Automobile respectively. An unrelated third party keeps owning 30% of Shangchi automobile.

Note 21 – Subsequent Events (continued)

Establishing New Subsidiaries

To explore opportunities in supply chain industry, the Company established two new subsidiaries in China. Eurasia Holdings (Zhejiang) Co., Ltd. was established in July 2021 as a holding company. Hangzhou Eurasia Supply Chain Co., Ltd. was established in August 2021 as an operating entity for supply chain business.

In addition, the Company established another three new subsidiaries in China. On August 10, 2021, the Company established Gangyu Trading (Jiangsu) Co., Ltd. in Zhangjiagang City, Jiangsu Province as a sales company focusing on marketing and selling electric vehicles. On August 26, 2021, the Company established Shangchi (Zhejiang) Intelligent Equipment Co., Ltd. in Pinghu City, Zhejiang Province as a manufacturing and sales company focusing on new energy vehicles. Shanghai Wangju Industrial Group Co., Ltd. was established in September 2021 as an operating entity for investing in the factoring industry in the future.

Bank loan

On July 2, 2021, Tantech Charcoal entered into a short-term loan agreement with Bank of China (Lishui Branch) to borrow approximately $2.6 million (RMB 17,080,000) for six months with fixed annual interest rate of 4.65%. The purpose of the loan was for purchasing bamboo charcoal materials. The loan was collateralized by building and land use right of Tantech Bamboo with maximum guaranteed amount up to approximately $4.0 million (RMB25,960,000). The loan was also guaranteed by two related parties, Lishui Jiuanju Commercial Trade Co., Ltd. ("LJC"), and Forasen Group Co., Ltd., one unrelated third party, Zhejiang Meifeng Tea Industry Co., Ltd., and other three related individuals, Zhengyu Wang, Chairman of the Board and previous CEO of the Company, his wife, Yefang Zhang, and his relative, Aihong Wang.

Share equity

On August 9, 2021, the Company approved to increase the total authorized shares from 50,000,000 common shares to 600,000,000 common shares with a par value of $0.001, in which 40,000,000 under 2021 share incentive plan and 560,000 left under 2014 shares incentive plan after the issuance of 1,600,000 common shares in May 2021.